UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 12, 2024

(Date of earliest event reported)

TRANSUITE.ORG INC.

(Exact name of registrant as specified in its charter)

Nevada	333-255178	30-1129581
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification No.)

Michal Wisniewski

Al. Jerozolimskie 85 lok. 21

02-001 Warsaw, Poland,

+48-732-100862

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 12, 2024, the Board of Directors appointed Andrii Krot to serve as director of the Transuite.Org Inc. (“the Company”).

The business background descriptions of the newly appointed director is as follows:

Andrii Krot

Mr. Krot, age 30, holds a bachelor's degree in corporate law. In 2017 Mr. Krot obtained a Master’s degree in Public International Law from University of Warsaw, Poland.

From September 2013 to January 2020, Mr. Krot held senior positions within the Ministry of Internal Affairs, being Head of Legal Affairs Department. From March 2020, Mr. Krot practiced with a leading Warsaw law firm, in international law department.

On February 12, 2024, the Company declared Mr. Krot elected as independent director. Michal Wisniewski continues to serve as the President, Director, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Board of Directors.

There are no family relationships between our new director and our current director. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officer had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new director is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: February 12, 2024

TRANSUITE.ORG LNC.

By:	/s/ Michal Wisniewski
Name:	Michal Wisniewski
Title:	Chief Financial Officer/Chief Accounting Officer/Director (Principle Financial Officer)